UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2015 (the “Original 8-K”), on March 13, 2015, Arch Therapeutics, Inc. (the “Company”) issued three (3) unsecured 2016 8% Convertible Notes (the “Convertible Notes”) in the aggregate principal amount of $250,000 to each of Anson Investments Master Fund, LP. (“Anson”), Capital Ventures International (“CVI”) and Equitec Specialists, LLC (“Equitec”). In May 2015, Equitec assigned its Convertible Note to an affiliate, Intracoastal Capital, LLC (“Intracoastal”).

As reported in the Original 8-K, upon issuance, the Convertible Notes were scheduled to become due and payable on March 13, 2016 (the “Stated Maturity Date”) and may be converted, in whole or in part, into the number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), determined by dividing (a) the aggregate sum of the (i) principal amount of the Convertible Note to be converted, and (ii) amount of any accrued but unpaid interest with respect to such portion of the Convertible Note to be converted; and (b) the conversion price then in effect, which is currently $0.20 per share. On September 8, 2015, the Company, along with Anson, CVI and Intracoastal, entered into a series of substantially similar subordination agreements with the Massachusetts Life Sciences Center (“MLSC” and such agreements, the “MLSC Subordination Agreements”), pursuant to which the holders of the Convertible Notes agreed to subordinate their right to payment under the Convertible Notes to MLSC’s right to receive payments under the Life Sciences Accelerator Funding Agreement that the Company entered into on September 30, 2013 with MLSC (the “MLSC Loan Agreement”).

Under the terms of the MLSC Subordination Agreements, the indebtedness accrued under the Convertible Notes may not be repaid unless and until all indebtedness and fees owed to MLSC under the MLSC Loan Agreement are repaid in full, but the right to convert the Convertible Notes into shares of Common Stock is expressly allowed. In addition, in the event that the Stated Maturity Date occurs and repayment of the indebtedness accrued under the Convertible Notes is not permitted under the MLSC Subordination Agreements, the MLSC Subordination Agreements provide that (1) the term of the Convertible Notes and the holders’ rights to convert such Convertible Notes into shares of Common Stock will automatically be extended until repayment is permitted under the MLSC Subordination Agreements; and (2) interest will continue to accrue at a rate equal to eight percent (8.0%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum.

The foregoing description of the Convertible Notes and the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the copies of (i) the form of Convertible Note attached as Exhibit 10.2 to the Original 8-K; and (ii) the form of MLSC Subordination Agrement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibit

(d) Exhibits

Exhibit	Description
10.1	Form of MLSC Subordination Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: September 9, 2015	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer

Exhibit List

Exhibit	Description
10.1	Form of MLSC Subordination Agreement